Exhibit 99.2

BRISTOL-MYERS SQUIBB COMPANY

QUARTERLY TREND ANALYSIS OF SALES

($ in millions)

Net Sales	2010							2011							% Change		FX Impact
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD	Qtr vs. Qtr	YTD vs. YTD

Total	$4,807	$4,768	$9,575	$4,798	$14,373	$5,111	$19,484	$5,011							4%	4%	1%	1%
US	3,089	3,105	6,194	3,135	9,329	3,284	12,613	3,250							5%	5%	N/A	N/A
Europe Pharmaceuticals	886	822	1,708	804	2,512	936	3,448	868							(2)%	(2)%	(1)%	(1)%
JPAC Pharmaceuticals	371	403	774	419	1,193	458	1,651	449							21%	21%	8%	8%
Intercon Pharmaceuticals	225	199	424	207	631	225	856	214							(5)%	(5)%	1%	1%
Emerging Markets	203	201	404	211	615	189	804	206							1%	1%	3%	3%
Other	33	38	71	22	93	19	112	24							(27)%	(27)%	(3)%	(3)%

% of Total Sales	2010							2011							Basis Point Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD

Total	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%							—	—
US Pharmaceuticals	64.3%	65.1%	64.7%	65.3%	64.9%	64.3%	64.7%	64.9%							60	60
Europe Pharmaceuticals	18.4%	17.2%	17.8%	16.8%	17.5%	18.3%	17.7%	17.3%							(110)	(110)
JPAC Pharmaceuticals	7.7%	8.5%	8.1%	8.7%	8.3%	9.0%	8.5%	9.0%							130	130
Intercon Pharmaceuticals	4.7%	4.2%	4.4%	4.3%	4.4%	4.4%	4.4%	4.3%							(40)	(40)
Emerging Markets	4.2%	4.2%	4.2%	4.4%	4.3%	3.7%	4.1%	4.0%							(20)	(20)
Other	0.7%	0.8%	0.8%	0.5%	0.6%	0.3%	0.6%	0.5%							(20)	(20)

BRISTOL-MYERS SQUIBB COMPANY

SALES AND COMPOSITION OF CHANGE IN SALES

FOR THE PERIOD ENDED MARCH 31, 2011

($ in millions)

QUARTER-TO-DATE

	US	Non-US	Total

Price Increases/(Decreases)	6%	(4)%	2%
Foreign Exchange	—	2%	1%
Volume	(1)%	5%	1%

Total Change	5%	3%	4%

Total 2011 Period to Date Sales	$3,250	$1,761	$5,011
Total 2010 Period to Date Sales	$3,089	$1,718	$4,807

BRISTOL-MYERS SQUIBB COMPANY

EARNINGS FROM OPERATIONS

($ in millions, except per share amounts)

	2010							2011							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD

Net Sales	$4,807	$4,768	$9,575	$4,798	$14,373	$5,111	$19,484	$5,011							4%	4%

Cost of products sold	1,306	1,277	2,583	1,280	3,863	1,414	5,277	1,343							3%	3%
Marketing, selling and administrative	900	894	1,794	892	2,686	1,000	3,686	928							3%	3%
Advertising and product promotion	212	263	475	231	706	271	977	214							1%	1%
Research and development	910	822	1,732	824	2,556	1,010	3,566	935							3%	3%
Provision for restructuring, net	11	24	35	15	50	63	113	44							*	*
Litigation expense, net	—	—	—	22	22	(41)	(19)	—							—	—
Equity in net income of affiliates	(97)	(85)	(182)	(70)	(252)	(61)	(313)	(82)							(15)%	(15)%
Other (income)/expense, net	113	(19)	94	(10)	84	42	126	(138)							*	*

Total expenses	3,355	3,176	6,531	3,184	9,715	3,698	13,413	3,244							(3)%	(3)%

Earnings from Operations Before Income Taxes	$1,452	$1,592	$3,044	$1,614	$4,658	$1,413	$6,071	$1,767							22%	22%
Provision for income taxes	351	324	675	312	987	571	1,558	400							14%	14%

Net Earnings from Operations	$1,101	$1,268	$2,369	$1,302	$3,671	$842	$4,513	$1,367							24%	24%
Net Earnings Attributable to Noncontrolling Interest	358	341	699	353	1,052	359	1,411	381							6%	6%

Net Earnings from Operations Attributable to BMS	$743	$927	$1,670	$949	$2,619	$483	$3,102	$986							33%	33%

Contingently convertible debt interest expense and earnings attributable to unvested shares	(3)	(3)	(7)	(4)	(11)	(2)	(12)	(2)							(33)%	(33)%

Net Earnings used for Diluted EPS Calc - Attributable to BMS	$740	$924	$1,663	$945	$2,608	$481	$3,090	$984							33%	33%

Diluted Earnings Attributable to BMS per Common Share**	$0.43	$0.53	$0.96	$0.55	$1.51	$0.28	$1.79	$0.57							33%	33%
Average Common Shares Outstanding - Diluted	1,725	1,728	1,727	1,726	1,726	1,723	1,727	1,714							(1)%	(1)%
Dividends declared per common share	$0.32	$0.32	$0.64	$0.32	$0.96	$0.33	$1.29	$0.33							3%	3%

% of Net Sales	2010							2011							Basis Point Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD

Gross Margin	72.8%	73.2%	73.0%	73.3%	73.1%	72.3%	72.9%	73.2%							40	40
Cost of products sold	27.2%	26.8%	27.0%	26.7%	26.9%	27.7%	27.1%	26.8%							(40)	(40)
Marketing, selling and administrative	18.7%	18.8%	18.7%	18.6%	18.7%	19.6%	18.9%	18.5%							(20)	(20)
Advertising and product promotion	4.4%	5.5%	5.0%	4.8%	4.9%	5.3%	5.0%	4.3%							(10)	(10)
Research and development	18.9%	17.2%	18.1%	17.2%	17.8%	19.8%	18.3%	18.7%							(20)	(20)
Total expenses	69.8%	66.6%	68.2%	66.4%	67.6%	72.4%	68.8%	64.7%							(510)	(510)
Earnings from Operations Before Income Taxes	30.2%	33.4%	31.8%	33.6%	32.4%	27.6%	31.2%	35.3%							510	510
Net Earnings from Operations Attributable to BMS	15.5%	19.4%	17.4%	19.8%	18.2%	9.5%	15.9%	19.7%							420	420

Other Ratios
Effective Tax Rate	24.2%	20.4%	22.2%	19.3%	21.2%	40.4%	25.7%	22.6%							(160)	(160)

Other (Income)/Expense, net	2010							2011							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD

Interest expense	$33	$32	$65	$38	$103	$42	$145	$31							(6)%	(6)%
Interest income	(15)	(16)	(31)	(23)	(54)	(21)	(75)	(21)							40%	40%
Impairment and loss on sale of manufacturing operations	200	15	215	10	225	11	236	—							(100)%	(100)%
(Gain)/Loss on debt repurchase	—	—	—	—	—	6	6	(8)							—	—
Net foreign exchange transaction (gains)/losses	(16)	(16)	(32)	9	(23)	17	(6)	(7)							(56)%	(56)%
Gain on sale of product lines, businesses and assets	(10)	(5)	(15)	(21)	(36)	(3)	(39)	(9)							(10)%	(10)%
Acquisition related items	—	—	—	—	—	10	10	—							—	—
Other income from alliance partners	(50)	(44)	(94)	(28)	(122)	(14)	(136)	(21)							(58)%	(58)%
Pension curtailment and settlement charges	—	14	14	2	16	12	28	(3)							—	—
Litigation charges/(recoveries), net	—	—	—	—	—	—	—	(102)							—	—
Product liability charges	—	—	—	—	—	—	—	26							—	—
Other	(29)	1	(28)	3	(25)	(18)	(43)	(24)							(17)%	(17)%

	113	($19)	$94	($10)	$84	$42	$126	(138)							*	*

*	in excess of +/- 200%
**	quarterly amounts may not add to the year-to-date totals due to rounding of individual calculations.

BRISTOL-MYERS SQUIBB COMPANY

RECONCILIATION OF GAAP AND NON-GAAP GROWTH DOLLARS AND PERCENTAGES EXCLUDING FOREIGN EXCHANGE IMPACT

FOR THE PERIOD ENDED MARCH 31, 2011

(Unaudited, amounts in millions except per share data)

QUARTER-TO-DATE

	2011	2010	Growth $	Growth %	Favorable / (Unfavorable) FX Impact $ *	2011 Excluding FX	Favorable / (Unfavorable) FX Impact % *	Growth % Excluding FX

Net sales	$5,011	$4,807	$204	4%	31	$4,980	1%	3%
Marketing, selling and administrative (a)	928	900	28	3%	(5)	923	—	3%
Marketing, selling and administrative excluding specified items (b)	924	887	37	4%	(5)	919	—	4%
Advertising and product promotion	214	212	2	1%	(3)	211	(1)%	—
Research and development	935	910	25	3%	(3)	932	(1)%	2%
Research and development excluding specified items (b)	832	855	(23)	(3)%	(3)	829	—	(3)%

(a) The following table provides a reconciliation of GAAP to Non-GAAP figures and the impact of annual pharmaceutical company fee:

	2011	2010	% Change
Marketing, selling and administrative	928	900	3%
Specified items	4	13	(69)%

Marketing, selling and administrative excluding specified items	924	887	4%
Annual pharmaceutical company fee	62	—	N/A

Adjusted marketing, selling and administrative excluding specified items	862	887	(3)%

(b)	Please refer to the Specified Items QTD tab for detail of specified items and the GAAP to Non-GAAP P&L tab for reconciliation.

*	The company calculates the foreign exchange (FX) impact by determining the change in a line item’s current and prior period results at a common exchange rate and comparing this change to the actual reported change from the same period. This difference is determined to be the FX impact.

BRISTOL-MYERS SQUIBB COMPANY

RECONCILIATION OF GAAP AND NON-GAAP GROWTH DOLLARS AND PERCENTAGES EXCLUDING FOREIGN EXCHANGE IMPACT

FOR THE PERIOD ENDED MARCH 31, 2011

(Unaudited, amounts in millions except per share data)

QUARTER-TO-DATE

	2011	2010	Growth $	Growth %	Favorable / (Unfavorable) FX Impact $ **	2011 Excluding FX	Favorable / (Unfavorable) FX Impact % **	Growth % Excluding FX

Plavix	1,762	1,666	96	6%	2	1,760	—	6%
Avapro/Avalide	290	314	(24)	(8)%	3	287	1%	(9)%
Abilify	624	617	7	1%	2	622	—	1%
Reyataz	366	373	(7)	(2)%	1	365	—	(2)%
Sustiva Franchise	343	335	8	2%	—	343	—	2%
Baraclude	275	216	59	27%	8	267	3%	24%
Erbitux	165	166	(1)	(1)%	—	165	—	(1)%
Sprycel	172	131	41	31%	1	171	—	31%
Orencia	199	169	30	18%	1	198	1%	17%
Onglyza/Kombiglyze	81	10	71	*	—	81	—	*
Mature Products and All Other	734	810	(76)	(9)%	13	721	2%	(11)%

*	In excess of +/- 200%
**	The company calculates the foreign exchange (FX) impact by determining the change in a product’s current and prior period results at a common exchange rate and comparing this change to the actual reported change from the same period. This difference is determined to be the FX impact.

BRISTOL-MYERS SQUIBB COMPANY

WORLDWIDE NET SALES FROM OPERATIONS BY PRODUCT

QUARTERLY SALES TREND ANALYSIS

($ in millions)

	2010							2011							% Change		FX Impact
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD	Qtr vs. Qtr	YTD vs. YTD

TOTAL	4,807	4,768	9,575	4,798	14,373	5,111	19,484	5,011							4%	4%	1%	1%

Key Products
Plavix	1,666	1,627	3,293	1,658	4,951	1,715	6,666	1,762							6%	6%	—	—
Avapro/Avalide	314	307	621	303	924	252	1,176	290							(8)%	(8)%	1%	1%
Abilify (a)	617	633	1,250	608	1,858	707	2,565	624							1%	1%	—	—
Reyataz	373	357	730	375	1,105	374	1,479	366							(2)%	(2)%	—	—
Sustiva Franchise (b)	335	331	666	342	1,008	360	1,368	343							2%	2%	—	—
Baraclude	216	223	439	228	667	264	931	275							27%	27%	3%	3%
Erbitux	166	172	338	159	497	165	662	165							(1)%	(1)%	—	—
Sprycel	131	132	263	144	407	169	576	172							31%	31%	—	—
Orencia	169	178	347	184	531	202	733	199							18%	18%	1%	1%
Onglyza/Kombiglyze (c)	10	28	38	47	85	73	158	81							*	*	*	*

Mature Products and All Other (d)	810	780	1,590	750	2,340	830	3,170	734							(9)%	(9)%	2%	2%

	2010							2011							% Change		FX Impact
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD	Qtr vs. Qtr	YTD vs. YTD
Net Sales by Therapeutic Area:
Cardiovascular	2,129	2,069	4,198	2,086	6,284	2,111	8,395	2,162							2%	2%	1%	1%
Virology	945	929	1,874	963	2,837	1,017	3,854	997							6%	6%	1%	1%
Oncology	435	444	879	443	1,322	478	1,800	466							7%	7%	2%	2%
Neuroscience	635	650	1,285	618	1,903	715	2,618	631							(1)%	(1)%	—	—
Immunoscience	169	178	347	184	531	202	733	199							18%	18%	1%	1%
Metabolics	37	55	92	75	167	97	264	107							189%	189%	5%	5%
Other Therapeutic Areas	457	443	900	429	1,329	491	1,820	449							(2)%	(2)%	—	—

*	In excess of +/- 200%
(a)	Includes alliance revenue from the co-promotional agreement with Otsuka Pharmaceutical Co., Ltd.
(b)	The Sustiva Franchise includes sales of Sustiva, as well as revenue of bulk efavirenz included in the combination therapy, Atripla.
(c)	Kombiglyze was launched in Q4 2010. Includes Kombiglyze sales of $5M in 2010 and $4M in Q1 2011.
(d)	Represents all other products, including those which have lost their exclusivity in major markets and over the counter brands.

BRISTOL-MYERS SQUIBB COMPANY

DOMESTIC NET SALES FROM OPERATIONS BY PRODUCT

QUARTERLY SALES TREND ANALYSIS

($ in millions)

	2010							2011							% Change		% Change in U.S. Total Prescription**
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD	Qtr vs. Qtr	YTD vs. YTD

TOTAL	3,089	3,105	6,194	3,135	9,329	3,284	12,613	3,250							5%	5%

Key Products
Plavix	1,531	1,496	3,027	1,534	4,561	1,593	6,154	1,641							7%	7%	(4)%	(4)%
Avapro/Avalide	186	170	356	168	524	118	642	160							(14)%	(14)%	(32)%	(32)%
Abilify (a)	470	491	961	462	1,423	535	1,958	460							(2)%	(2)%	5%	5%
Reyataz	186	185	371	189	560	194	754	181							(3)%	(3)%	1%	1%
Sustiva Franchise (b)	214	213	427	227	654	227	881	215							—	—	8%	8%
Baraclude	42	42	84	46	130	49	179	48							14%	14%	11%	11%
Erbitux	163	168	331	155	486	160	646	162							(1)%	(1)%	N/A	N/A
Sprycel	38	42	80	47	127	61	188	61							61%	61%	9%	9%
Orencia	126	137	263	138	401	146	547	138							10%	10%	N/A	N/A
Onglyza/Kombiglyze (c)	6	23	29	37	66	53	119	57							*	*	*	*

Mature Products and All Other (d)	127	138	265	132	397	148	545	127							—	—

	2010							2011							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Net Sales by Therapeutic Area:
Cardiovascular	1,770	1,707	3,477	1,743	5,220	1,770	6,990	1,832							4%	4%
Virology	445	441	886	462	1,348	472	1,820	446							—	—
Oncology	233	239	472	233	705	249	954	249							7%	7%
Neuroscience	473	494	967	464	1,431	538	1,969	460							(3)%	(3)%
Immunoscience	126	137	263	138	401	146	547	138							10%	10%
Metabolics	16	30	46	48	94	61	155	64							*	*
Other Therapeutic Areas	26	57	83	47	130	48	178	61							135%	135%

*	In excess of +/- 200%
**	The data is provided by Wolters Kluwer Health (WK), except for SPRYCEL, and based on the Source Prescription Audit which is a product of WK’s own recordkeeping and projection processes. As such, the data is subject to the inherent limitations of estimates based on sampling and may include a margin of error. The change in SPRYCEL demand is calculated based upon tablets sold though retail and mail order channels based upon data obtained from the IMS Health (IMS) National Sales Perspectives Audit, which is a product of IMS’s own recordkeeping and projection processes. As such, the data is subject to the inherent limitations of estimates based on sampling and may include a margin of error. ERBITUX and ORENCIA are parenterally administered products and do not have prescription-level data as physicians do not write prescriptions for these products.

(a)	Includes alliance revenue from the co-promotional agreement with Otsuka Pharmaceutical Co., Ltd. The following table provides a reconciliation of the impact for extending the term of the commercialization and manufacturing agreement and U.S. healthcare reform.

	2011	2010	% Change
	1st Qtr	1st Qtr	Qtr vs. Qtr
Abilify Net Sales As Reported	460	470	(2)%
Contractual share change from 58% to 53.5%	39	—	N/A
Incremental U.S. healthcare reform	2	—	N/A

Abilify Net Sales - Adjusted	501	470	7%

(b)	The Sustiva Franchise includes sales of Sustiva, as well as revenue of bulk efavirenz included in the combination therapy, Atripla. The change in U.S. total prescriptions growth for the Sustiva Franchise includes both branded Sustiva and Atripla prescription units.
(c)	Kombiglyze was launched in Q4 2010. Includes Kombiglyze sales of $5M in 2010 and $4M in Q1 2011.
(d)	Represents all other products, including those which have lost their exclusivity in major markets and over the counter brands.

BRISTOL-MYERS SQUIBB COMPANY

INTERNATIONAL NET SALES FROM OPERATIONS BY PRODUCT

QUARTERLY SALES TREND ANALYSIS

($ in millions)

	000000	000000	000000	000000	000000	000000	000000	000000	000000	000000	000000	000000	000000	000000	000000	000000	000000	000000
	2010							2011							% Change		FX Impact
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD	Qtr vs. Qtr	YTD vs. YTD

TOTAL	1,718	1,663	3,381	1,663	5,044	1,827	6,871	1,761							3%	3%	2%	2%

Key Products
Plavix	135	131	266	124	390	122	512	121							(10)%	(10)%	2%	2%
Avapro/Avalide	128	137	265	135	400	134	534	130							2%	2%	3%	3%
Abilify (a)	147	142	289	146	435	172	607	164							12%	12%	1%	1%
Reyataz	187	172	359	186	545	180	725	185							(1)%	(1)%	1%	1%
Sustiva Franchise (b)	121	118	239	115	354	133	487	128							6%	6%	—	—
Baraclude	174	181	355	182	537	215	752	227							30%	30%	4%	4%
Erbitux	3	4	7	4	11	5	16	3							—	—	(14)%	(14)%
Sprycel	93	90	183	97	280	108	388	111							19%	19%	2%	2%
Orencia	43	41	84	46	130	56	186	61							42%	42%	—	—
Onglyza	4	5	9	10	19	20	39	24							*	*	—	—

Mature Products and All Other (c)	683	642	1,325	618	1,943	682	2,625	607							(11)%	(11)%	2%	2%

	2010							2011							% Change		FX Impact
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD	Qtr vs. Qtr	YTD vs. YTD
Net Sales by Therapeutic Area:
Cardiovascular	359	362	721	343	1,064	341	1,405	330							(8)%	(8)%	2%	2%
Virology	500	488	988	501	1,489	545	2,034	551							10%	10%	1%	1%
Oncology	202	205	407	210	617	229	846	217							7%	7%	4%	4%
Neuroscience	162	156	318	154	472	177	649	171							6%	6%	2%	2%
Immunoscience	43	41	84	46	130	56	186	61							42%	42%	—	—
Metabolics	21	25	46	27	73	36	109	43							105%	105%	5%	5%
Other Therapeutic Areas	431	386	817	382	1,199	443	1,642	388							(10)%	(10)%	1%	1%

*	In excess of +/- 200%
(a)	Includes alliance revenue from the co-promotional agreement with Otsuka Pharmaceutical Co., Ltd.
(b)	The Sustiva Franchise includes sales of Sustiva, as well as revenue of bulk efavirenz included in the combination therapy, Atripla.
(c)	Represents all other products, including those which have lost their exclusivity in major markets and over the counter brands.

BRISTOL-MYERS SQUIBB COMPANY

RECONCILIATION OF GAAP RESULTS

TO NON-GAAP RESULTS

FOR THE THREE MONTHS ENDED MARCH 31, 2010

(Unaudited, amounts in millions except per share data)

	GAAP	Specified Items	Non GAAP
Net Sales	$4,807	—	$4,807
Cost of products sold	1,306	(31)	1,275

Gross Profit	3,501	31	3,532

Gross profit as a % of sales	72.8%	0.7%	73.5%

Marketing, selling and administrative	900	(13)	887
Advertising and product promotion	212	—	212

Total SG&A	1,112	(13)	1,099

SG&A as a % of sales	23.1%	(0.2)%	22.9%

Research and development	910	(55)	855

R&D as a % of sales	18.9%	(1.1)%	17.8%

Operating Margin	1,479	99	1,578

Operating Margin as a % of sales	30.8%	2.0%	32.8%

Provision for restructuring, net	11	(11)	—
Equity in net income of affiliates	(97)	—	(97)
Other (income)/expense, net	113	(200)	(87)

Earnings Before Income Taxes	$1,452	310	$1,762

Provision for income taxes	351	86	437

Net Earnings	$1,101	224	$1,325

Net Earnings - Attributable to Noncontrolling Interest	358		358

Net Earnings - Attributable to BMS	$743	224	$967
Contingently convertible debt interest expense and earnings attributable to unvested shares	(3)		(3)

Net Earnings used for Diluted EPS Calc - Attributable to BMS	$740	224	$964

Average Common Shares Outstanding - Diluted	1,725		1,725
Diluted EPS - Attributable to BMS	$0.43	0.13	$0.56

Net Earnings Attributable to BMS as a % of sales	15.5%	4.6%	20.1%

Effective Tax Rate	24.2%	0.6%	24.8%

BRISTOL-MYERS SQUIBB COMPANY

RECONCILIATION OF GAAP RESULTS

TO NON-GAAP RESULTS

FOR THE THREE MONTHS ENDED MARCH 31, 2011

(Unaudited, amounts in millions except per share data)

	GAAP	Specified Items	Non GAAP
Net Sales	$5,011	—	$5,011
Cost of products sold	1,343	(23)	1,320

Gross Profit	3,668	23	3,691

Gross profit as a % of sales	73.2%	0.5%	73.7%

Marketing, selling and administrative	928	(4)	924
Advertising and product promotion	214	—	214

Total SG&A	1,142	(4)	1,138

SG&A as a % of sales	22.8%	(0.1)%	22.7%

Research and development	935	(103)	832

R&D as a % of sales	18.7%	(2.1)%	16.6%

Operating Margin	1,591	130	1,721

Operating Margin as a % of sales	31.8%	2.5%	34.3%

Provision for restructuring, net	44	(44)	—
Equity in net income of affiliates	(82)	—	(82)
Other (income)/expense, net	(138)	76	(62)

Earnings Before Income Taxes	$1,767	98	$1,865

Provision for income taxes	400	84	484

Net Earnings	$1,367	14	$1,381

Net Earnings - Attributable to Noncontrolling Interest	381		381

Net Earnings - Attributable to BMS	$986	14	$1,000
Contingently convertible debt interest expense and earnings attributable to unvested shares	(2)		(2)

Net Earnings used for Diluted EPS Calc - Attributable to BMS	$984	14	$998

Average Common Shares Outstanding - Diluted	1,714		1,714
Diluted EPS - Attributable to BMS	$0.57	0.01	$0.58

Net Earnings Attributable to BMS as a % of sales	19.7%	0.3%	20.0%

Effective Tax Rate	22.6%	3.4%	26.0%

BRISTOL-MYERS SQUIBB COMPANY

SPECIFIED ITEMS

FOR THE THREE MONTHS ENDED March 31, 2011 AND 2010

($ in millions)

Three months ended March 31, 2011

	Cost of products sold	Marketing, selling and administrative	Research and development	Provision for restructuring	Other (income)/ expense	Total
Restructuring Activity:
Downsizing and streamlining of worldwide operations	$—	$—	$—	$44	$—	$44
Accelerated depreciation, asset impairment and other shutdown costs	23	—	—	—	—	23
Process standardization implementation costs	—	4	—	—	—	4

Total Restructuring	23	4	—	44	—	71

Other:
Litigation charges/(recoveries), net	—	—	—	—	(102)	(102)
Upfront, milestone and other licensing payments	—	—	88	—	—	88
IPRD Impairment	—	—	15	—	—	15
Product liability charges	—	—	—	—	26	26

Total	$23	$4	$103	$44	$(76)	98

Income taxes on items above						(28)
Specified tax benefit						(56)

Decrease to Net Earnings						$14

Three months ended March 31, 2010

	Cost of products sold	Marketing, selling and administrative	Research and development	Provision for restructuring	Other (income)/ expense	Total
Restructuring Activity:
Downsizing and streamlining of worldwide operations	$—	$—	$—	$11	$—	$11
Impairment and loss on sale of manufacturing operations	—	—	—	—	200	200
Accelerated depreciation, asset impairment, and other shutdown costs	31	—	—	—	—	31
Process standardization implementation costs	—	13	—	—	—	13

Total Restructuring	31	13	—	11	200	255

Other:
Upfront, milestone and other licensing payments	—	—	55	—	—	55

Total	$31	$13	$55	$11	$200	310

Income taxes on items above						(86)

Decrease to Net Earnings						$224

BRISTOL-MYERS SQUIBB COMPANY

SELECTED BALANCE SHEET INFORMATION

($ in millions)

	000000000	000000000	000000000	000000000	000000000	000000000	000000000	000000000
	March 31, 2010	June 30, 2010	September 30, 2010	December 31, 2010	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011
Cash and cash equivalents	$5,135	$5,918	$7,581	$5,033	$3,405
Marketable securities - current	1,641	1,536	778	2,268	3,388
Marketable securities - long term	2,997	2,795	2,562	2,681	3,065
Short-term borrowings	208	290	243	117	135
Long-term debt	6,081	6,248	6,479	5,328	5,276

Net (debt) / cash	$3,484	$3,711	$4,199	$4,537	$4,447

BRISTOL-MYERS SQUIBB COMPANY

2011 FULL YEAR PROJECTED DILUTED EPS FROM OPERATIONS

EXCLUDING PROJECTED SPECIFIED ITEMS

Full Year 2011
Projected Diluted Earnings Attributable to Shareholders per Common Share - GAAP	$2.00 to $2.10

Projected Specified Items:

Downsizing and streamlining of worldwide operations	0.08

Accelerated depreciation and other shutdown costs	0.06

Upfront, milestone and other licensing payments	0.06

Litigation recoveries/product liability charges	(0.03)

Certain tax-related items	(0.05)

Total	0.12

Projected Diluted Earnings Attributable to Shareholders per Common Share - Non-GAAP	$2.10 to $2.20

Gross margin as a percentage of sales on a GAAP basis for the first quarter of 2011 was 73.2%, which included specified items of $23 million and had a 0.5% adverse impact on gross margin in aggregate. On a non-GAAP basis, gross margin as a percentage of sales was 73.7% for the first quarter of 2011. On a non-GAAP basis, the Company projects gross margin as a percentage of sales for the full year 2011 to remain consistent with last year. There is no reasonably accessible or reliable comparable GAAP measure for this forward-looking information on gross margin. See GAAP to Non-GAAP PL Reconciliation - March YTD tab.

Research and development expenses on a GAAP basis for the first quarter of 2011 were $935 million, which included specified items of $103 million. On a non-GAAP basis, for the first quarter 2011 research and development expenses were $832 million. On a non-GAAP basis, the Company projects research and development expense for the full year 2011 to increase in the mid single digit range compared to 2010. It is estimated that 30% to 40% of the research and development expenses in 2011 will be incurred on late-stage development programs. There is no reasonably accessible or reliable comparable GAAP measure for this forward-looking information on research and development. See GAAP to Non-GAAP PL Reconciliation - March YTD tab.

Marketing, selling and administrative expenses, on a GAAP basis for the first quarter of 2011 were $928 million, which included specified items of $4 million. On a non-GAAP basis, for the first quarter of 2011 marketing, selling and administrative expenses were $924 million. On a non-GAAP basis, the Company projects marketing, selling and administrative expenses for the full year 2011 to grow in the mid-single diget range compared to 2010. There is no reasonably accessible or reliable comparable GAAP measure for this forward-looking information on marketing, selling and administrative expense. See GAAP to Non-GAAP PL Reconciliation -March YTD tab.

The effective tax rate on a GAAP basis for the first quarter 2011 was 22.6%, which included specified items of $84 million in the tax provision, and had a 3.4% impact on the effective tax rate in aggregate. On a non-GAAP basis, for the first quarter 2011 the effective tax rate was 26.0%. On a non-GAAP basis, based on historical trends in 2010 the Company projects the annual effective tax rate between 25% and 26% for the full year 2011. There is no reasonably accessible or reliable comparable GAAP measure for this forward-looking information on the tax rate. See GAAP to Non-GAAP PL Reconciliation - March YTD tab.

The GAAP financial results for the full year 2011 will include specified items that may occur and impact results, including expected charges associated with downsizing and streamlining worldwide operations, accelerated depreciation, upfront, milestone and other licensing payments, charges and recoveries relating to significant legal proceedings, asset and IPR&D impairments and certain tax-related items. The GAAP financial results for the full year 2011 could also include other specified items that have not yet been identified and quantified, including any gains or losses from the purchase or sale of business or product lines, charges and recoveries relating to significant legal proceedings, debt retirement costs and other charges related to new transactions, additional upfront, milestone and other licensing payments, copromotion or alliance charges and charges for in-process research and development related to new external development transactions, gains or losses from asset disposals, other restructuring activities, impairments to marketable securities and significant tax events. For a fuller discussion of certain litigation and other matters that could impact full year GAAP results, as well as the use of non-GAAP financial information, see Bristol-Myers Squibb Company Reports Financial Results For The First Quarter of 2011, April 28, 2011 including “2011 Guidance” and “Use of Non-GAAP Financial Information” therein.

The EPS impact of U.S. healthcare reform in 2010 was $0.10 and is expected to be approximately $0.25 in 2011. In 2011, we expect a reduction of net sales of approximately $250 million resulting from new discounts associated with the Medicare Part D coverage gap and an increase in marketing, sales and administrative expenses of approximately $250 million due to the new annual non-tax-deductible pharmaceutical company fee. The non-tax deductibility on our share of the net pharmaceutical company fee is expected to increase our effective tax rate by approximately 1% in 2011 which is considered in our effective tax rate guidance above.